                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 August 14, 2003
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                                 Date of Report
                        (Date of Earliest Event Reported)

                             Everlast Worldwide Inc.
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             (Exact Name of Registrant as Specified in its Charter)

      Delaware                       0-25918                     13-3672716
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  (State or Other                  (Commission                 (IRS Employer
  Jurisdiction of                 File Number)              Identification No.)
   Incorporation)

               1350 Broadway, Suite 2300, New York, New York 10018
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                     (Address of Principal Executive Office)

                                 (212) 239-0990
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                         (Registrant's telephone number,
                              including area code)

                         ------------------------------
                   (Former Name, if Changed Since Last Report)

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                    (c) Exhibits:

            99.1    Press release of Everlast  Worldwide  Inc.  dated August 14,
                    2003   announcing   results  of  operations   and  financial
                    condition for its fiscal 2003 second  quarter ended June 30,
                    2003.

ITEM 9.     REGULATION FD DISCLOSURE.

On August 14, 2003,  Everlast Worldwide Inc. announced its results of operations and financial  condition for its fiscal 2003 second quarter ended June 30, 2003.
Attached  hereto as Exhibit 99.1 is a copy of the press  release.  In accordance with SEC Release  No.  33-8216,  the  information  included  in this  section is intended to be included under "Item 12.  Disclosure of Results of Operations and
Financial  Condition"  and  compliance  with the Item 12  requirement  is met by including such disclosure under this Item 9.

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                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                     EVERLAST WORLDWIDE INC.

August 20, 2003                      By: /s/ Matthew F. Mark
                                         ----------------------------------
                                         Name:  Matthew F. Mark
                                         Title: Chief Financial Officer

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